UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


June 1, 2006
Date of Report (Date of Earliest Event Reported)


Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-AF1 (Exact name of Issuing Entity as specified in its charter)


DB Structured Products, Inc.
(Exact name of Sponsor as specified in its charter)


Deutsche Alt-A Securities, Inc.
(Exact name of Depositor as specified in its charter)


Deutsche Alt-A Securities, Inc.
(Exact name of Registrant as specified in its charter)


Delaware              333-127621-08            54-2196523
(State or Other       (Commission              54-2196524
Jurisdiction of        File Number)            54-2196525
Incorporation)                                 54-2196526
                                               (IRS Employer
                                                Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 1 - Registrant's Business and Operations

Item 1.02 - Termination of a Material Definitive Agreement.

GMAC Mortgage Corporation ("GMACM") agreed to service certain residential mortgage loans (the "Serviced Loans"), for the benefit of HSBC Bank USA, National Association, as trustee, pursuant to the provisions of those certain servicing agreements, dated as of April 1, 2004 and August 5, 2005, respectively, between DB Structured Products ("DBSP") and GMACM (collectively, the "GMAC Servicing Agreements") as modified in accordance with the terms of assignment, assumption and recognition agreements, each dated as of March 30, 2006, among DBSP, Deutsche Alt-A Securities Inc. and GMACM.

Pursuant to termination agreements, each dated as of June 1, 2006, by and between DBSP and GMACM, DBSP and GMACM have agreed to terminate the GMAC Servicing Agreements, with respect to the Serviced Loans, effective as of June 1, 2006. Such termination agreements are attached hereto as Exhibit 99.1 and 99.2 below.



Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee

Wells Fargo Bank, N.A. (the "Servicer"), has agreed to service certain residential mortgage loans, effective as of June 1, 2006, for the benefit of HSBC Bank USA, National Association, as trustee (the "Trustee") pursuant to the provisions of that certain servicing agreement, dated as of December 1, 2005, between DB Structured Products and the Servicer as modified in accordance with the terms of servicing agreement dated as of June 1, 2006 (attached hereto as Exhibit 99.3), between the Servicer and the Trustee.


WELLS FARGO BANK, N.A. AS SERVICER

Servicing Experience and Procedures of Wells Fargo Bank

  Servicing Experience

     Wells Fargo Bank, N.A. ("Wells Fargo Bank") is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

     Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes First Lien Non-Conforming, Non-Subprime Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Non-Conforming, Non-Subprime Loans:

                                 As of                                  As of                                  As of
                           December 31, 2003                      December 31, 2004                      December 31, 2005
                                     Aggregate                                Aggregate                             Aggregate
                                     Original                                 Original                               Original
                                     Principal                                Principal                             Principal
                                     Balance of                               Balance of                            Balance of
                        No. of         Loans                    No. of         Loans                   No. of        Loans
                         Loans                                  Loans                                  Loans

First Lien
Non-Conforming,
Non-Subprime Loans      472,694    $141,120,796,584             533,262      $171,086,652,776           635,091     $218,067,611,101



  Servicing Procedures

     Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

     Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

     When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

     Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

     If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

     Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.





Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description
           EX-99.1              Termination Agreement, dated as of June 1,
                                2006, by and between DB Structured Products,
                                Inc.("DBSP") and GMAC Mortgage Corporation as servicer.

           EX-99.2 Termination Agreement, dated as of June 1, 2006, by and between DB Structured Products, Inc.("DBSP") and GMAC Mortgage Corporation as servicer.

           EX-99.3 Servicing Agreement dated as of June 1, 2006, by and between Wells Fargo Bank, N.A. as Servicer, HSBC Bank USA, N.A. as Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc., as Depositor, DB Structured Products, Inc., as Seller and Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-AF1
(Registrant)

By: Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kristen Cronin
By: Kristen Cronin as Vice President
Date: June 7, 2006





EXHIBIT INDEX

Exhibit Number        Description
EX-99.1              Termination Agreement, dated as of June 1,
                     2006, by and between DB Structured Products,
                     Inc.("DBSP") and GMAC Mortgage Corporation as servicer.

EX-99.2              Termination Agreement, dated as of June 1,
                     2006, by and between DB Structured Products,
                     Inc.("DBSP") and GMAC Mortgage Corporation as servicer.

EX-99.3 Servicing Agreement dated as of June 1, 2006, by and between Wells Fargo Bank, N.A. as Servicer, HSBC Bank USA, N.A. as Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc., as Depositor, DB Structured Products, Inc., as Seller and Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator.





EX-99.1


                                                                 EXECUTION COPY



                           TERMINATION AGREEMENT

         This TERMINATION AGREEMENT (this "Agreement"), dated as of June 1, 2006, is by and between DB Structured Products, Inc. ("DBSP") and GMAC Mortgage Corporation (the "Servicer").


                                RECITALS

         WHEREAS, the Servicer is currently servicing the Subject Mortgage Loans for the benefit of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1 pursuant to the servicing agreement dated as of August 5, 2005 (the "GMAC 2005 Servicing Agreement") by and between DBSP and the Servicer and modified in accordance with the terms of an assignment, assumption and recognition agreement dated as of March 30, 2006, among DBSP as assignor, Deutsche Alt-A Securities, Inc., as assignee, and the Servicer and acknowledged and agreed to by the Wells Fargo Bank, N.A., as master servicer;

         WHEREAS, Section 6.01 of the GMAC 2005 Servicing Agreement provides that the GMAC 2005 Servicing Agreement may be terminated by DBSP, at its sole option with respect to the Subject Mortgage Loans, without cause, in writing;

         WHEREAS, DBSP desires to terminate the GMAC 2005 Servicing Agreement with respect to the Subject Mortgage Loans;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

         Section 1. Defined Terms. All capitalized terms used in this Agreement that are not defined herein are used with the meanings given to such terms in the GMAC 2005 Servicing Agreement. In addition, the following terms shall have the meanings specified below when used in this Agreement:

         "Termination Effective Date" shall mean June 1, 2006.

         "Subject Mortgage Loan" means a Mortgage Loan listed on Exhibit A to this Agreement.

         Section 2. Termination. DBSP and Servicer hereby agree, by mutual consent, to terminate the Servicing Agreement, with respect to the Subject Mortgage Loans, effective as of the Termination Effective Date.

(page)

         Section 3. Costs. Each party will pay all costs and expenses incurred by it in connection with the negotiation and execution and delivery of this Agreement, including, without, limitation the fees, costs and expenses of its counsel.

         Section 4. Governing law. This instrument shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 5. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall constitute but one and the same instrument.

         Section 6. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         Section 7. Effectiveness. This Agreement shall become effective on the Termination Effective Date after it has been duly executed and delivered by the parties hereto. This Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.


[Signature Page Follows]

(page)


         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the day and year first above written.



                                         DB STRUCTURED PRODUCTS, INC.,
                                         Seller

                                         By:    /s/ Susan Valenti
                                         Its:   Director


                                         By:    /s/ Hyung Peak
                                         Its:   Managing Director


                                         GMAC MORTGAGE CORPORATION
                                         Servicer

                                         By:    /s/ Wesley B. Howland
                                         Its:   Vice President


               [Signature Page to Termination Agreement]

(page)




                        Exhibit A
                 Subject Mortgage Loans


EX-99.2




                                                                EXECUTION COPY



                            TERMINATION AGREEMENT

        This TERMINATION AGREEMENT (this "Agreement"), dated as of June 1, 2006, is by and between DB Structured Products, Inc. ("DBSP") and GMAC Mortgage Corporation (the "Servicer").


                                 RECITALS

         WHEREAS, the Servicer is currently servicing the Subject Mortgage Loans for the benefit of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1 pursuant to the servicing agreement dated as of April 1, 2004 (the "GMAC 2004 Servicing Agreement") by and between DBSP and the Servicer and modified in accordance with the terms of an assignment, assumption and recognition agreement dated as of March 30, 2006, among DBSP as assignor, Deutsche Alt-A Securities, Inc., as assignee, and the Servicer and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer;

         WHEREAS, Section 10.01 of the GMAC 2004 Servicing Agreement provides that the GMAC 2004 Servicing Agreement may be terminated by mutual consent of the Servicer and DBSP, with respect to the Subject Mortgage Loans, in writing;

         WHEREAS, DBSP and the Servicer mutually desire to terminate the GMAC 2004 Servicing Agreement with respect to the Subject Mortgage Loans;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

         Section 1. Defined Terms. All capitalized terms used in this Agreement that are not defined herein are used with the meanings given to such terms in the GMAC 2004 Servicing Agreement. In addition, the following terms shall have the meanings specified below when used in this Agreement:

         "Termination Effective Date" shall mean June 1, 2006.

         "Subject Mortgage Loan" means a Mortgage Loan listed on Exhibit A to this Agreement.

         Section 2. Termination. DBSP and Servicer hereby agree, by mutual consent, to terminate the Servicing Agreement, with respect to the Subject Mortgage Loans, effective as of the Termination Effective Date.

(page)

         Section 3. Costs. Each party will pay all costs and expenses incurred by it in connection with the negotiation and execution and delivery of this Agreement, including, without, limitation the fees, costs and expenses of its counsel.

         Section 4. Governing law. This instrument shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 5. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall constitute but one and the same instrument.

         Section 6. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         Section 7. Effectiveness. This Agreement shall become effective on the Termination Effective Date after it has been duly executed and delivered by the parties hereto. This Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.


                         [Signature Page Follows]
(page)

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the day and year first above written.


                                        DB STRUCTURED PRODUCTS, INC.,
                                        Seller

                                        By:      /s/ Susan Valenti
                                        Its:     Director


                                        By:      /s/ Hyung Peak
                                        Its:     Managing Director


                                        GMAC MORTGAGE CORPORATION
                                        Servicer

                                        By:      /s/ Wesley B. Howland
                                        Its:     Vice President


                  [Signature Page to Termination Agreement]

(page)



                               Exhibit A
                         Subject Mortgage Loans






EX-99.3

                                                                 EXECUTION COPY


                              SERVICING AGREEMENT

         This Servicing Agreement (this "Agreement") is made and entered into as of June 1, 2006 (the "Effective Date'), between Wells Fargo Bank,
National Association, having an address at 1 Home Campus, Des Moines, Iowa 50328-0001 (the "Servicer" or the "Company") and HSBC Bank USA, National Association, as trustee for the holders of the certificates issued by Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1 (including its successors in interest and any successor trustee under the Pooling Agreement as defined below, the "Trustee") and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor (the "Depositor"), DB Structured Products, Inc., as seller ("DBSP") and Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator").

                             W I T N E S S E T H

         WHEREAS, the Depositor, the Master Servicer, the Securities Administrator, Clayton Fixed Income Services, Inc. as credit risk manager and the Trustee entered into the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2006, relating to Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1, Mortgage Pass-Through Certificates;

         WHEREAS, GMAC Mortgage Corporation ("GMACM") is currently servicing certain residential mortgage loans identified on the schedule annexed hereto as Attachment 1 (the "Serviced Loans"), until the Effective Date for the benefit of the Trustee pursuant to the provisions of that certain servicing agreement, dated as of April 1, 2004 between DBSP and the GMACM (the "GMAC 2004 Servicing Agreement") and that certain servicing agreement, dated as of August 5, 2005 between DBSP and the GMACM (the "GMAC 2005 Servicing Agreement" and together with the GMAC 2004 Servicing Agreement, the "GMAC Servicing Agreements") as modified in accordance with the terms of assignment, assumption and recognition agreements, each dated as of March 30, 2006, among DBSP as assignor, the Depositor as assignee and GMACM, and acknowledged and agreed to by the Master Servicer;

         WHEREAS, pursuant to Section 10.2 of the GMAC 2004 Servicing Agreement and Section 6.2 of the GMAC 2005 Servicing Agreement, DBSP has the right to transfer the servicing responsibilities of GMACM with respect to the Serviced Loans upon the satisfaction of certain conditions set forth in the GMAC Servicing Agreements;

         WHEREAS, pursuant to termination agreements, each dated as of June 1, 2006, by and between DBSP and GMACM, DBSP and GMACM agree, by mutual consent, to terminate the GMAC Servicing Agreements, with respect to the Serviced Loans, effective as of the Effective Date.

         WHEREAS, the Depositor and DBSP desire to effectuate the replacement of GMACM as the Servicer with respect to the Serviced Loans;

         Therefore, in consideration of the mutual promises contained herein, the parties hereto agree that the Servicer shall service the Serviced Loans, for the benefit of the Trustee pursuant to the provisions of that certain Servicing Agreement, dated as of December 1, 2005, between DBSP and the Company (the "Servicing Agreement") as modified in accordance with the terms of this Agreement; provided that to the extent any mortgage loan identified on Attachment 1 is repurchased by the Company, such mortgage loan shall no longer be a "Serviced Loan" and shall no longer be subject to this Agreement.


Defined Terms

1. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement or, with respect to such undefined terms in Section 6 herein, in the to the Pooling and Servicing Agreement.

Appointment of Servicer

2. Each of the Depositor, DBSP, the Master Servicer and the Trustee consents to the appointment of the Servicer, and hereby designates Wells Fargo Bank, National Association, as Servicer of the Serviced Loans from and after the Effective Date. Any fees and expenses incurred by the Master Servicer in connection with the appointment of the Servicer shall be paid by DBSP.

Representations, Warranties and Covenants

3. The Servicer warrants and represents to, and covenants with, the Trustee as of the Effective Date:

(a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the Effective Date and the provisions of which, except as set forth herein, have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) The Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service the Serviced Loans and otherwise to perform its obligations under the Servicing Agreement, as modified by this Agreement;

(c) The Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by Trustee and Master Servicer, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, eorganization, insolvency, moratorium or other similar laws administered by the FDIC affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby;

(e) From and after the Effective Date, the Servicer shall service the Serviced Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this Agreement. The Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Serviced Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Trustee, and shall remit collections received on the Serviced Loans to the appropriate account as required by the Servicing Agreement. The Custodial Account and the Escrow Account each shall be entitled "Wells Fargo Bank, National Association, as servicer in trust for Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1" and shall be established and maintained with a Qualified Depository. Any funds held in the Custodial Account are and shall remain uninvested.

(f) There are no legal proceedings pending or threatened against the Servicer or proceedings known to be contemplated by governmental authorities against the Servicer which in the judgment of the Servicer would result, in each case, in any material adverse change in the ability of the Servicer to perform its obligations under this Agreement or the Servicing Agreement. The Servicer is solvent;

(g) Except as disclosed on Attachment 5 hereto, there are no affiliations with nor any relationships or transactions of a type described in Item 1119(b) of Regulation AB with respect to the Servicer and any of the following parties:

         (1)      DB Structured Products, Inc.;

         (2)      Deutsche Alt-A Securities, Inc.;

         (3)      Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series
                  2006-AF1;

         (4) the Master Servicer (as master servicer and securities administrator);

         (5)      the Trustee;

         (6)      The Bank of New York as a SWAP provider; and

         (7) Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company as custodians; and


(h) To make all the representations and warranties regarding the Servicer set forth in Section 3.01 of the Servicing Agreement as of the Effective Date. No other document need be prepared indicating that the Servicer is making such representations and warranties as to the applicable Serviced Loans as of such date.






Recognition of Trustee.

4. The Servicer recognizes the Trustee as owner of the Serviced Loans, and acknowledges that the Serviced Loans are part of a REMIC, and from and after the Effective Date, will service the Serviced Loans in accordance with the Servicing Agreement, as modified by this Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Internal Revenue Code of 1986 (the "Code") and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Servicer and the Trustee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Serviced Loans without the prior written consent of the Trustee.

5. The Servicer hereby acknowledges that the Trustee, acting pursuant to the terms of the Pooling and Servicing Agreement, has the right to enforce all obligations of the Servicer, as they relate to the Serviced Loans, under the Servicing Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer under the Servicing Agreement. In addition, any notice required to be given by the "Owner" pursuant to Section 10.01 of the Servicing Agreement shall be given by the Trustee. The Servicer further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Servicer under the Servicing Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer under the Servicing Agreement and the right to indemnification under the Servicing Agreement.
In addition, if the Servicer shall fail to remit any payment pursuant to the Servicing Agreement, the Master Servicer shall notify the Trustee and the Trustee shall notify the Servicer of such failure as set forth in Section
10.01 of the Servicing Agreement. The Servicer hereby agrees to make all remittances required under the Servicing Agreement to the Master Servicer for the benefit of the Certificateholders in accordance with the following wire instructions:

              Wells Fargo Bank, N.A.
              ABA Number: 121000248
              Account Name: SAS Clearing
              Account Number: 3970771416
              For further credit to: DBALT 2006-AF1 Account Number 50908200

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at its address set forth in Section 8 herein.



6. In the event that DBSP substitutes any Deleted Mortgage Loans with any Qualified Substitute Mortgage Loans in the manner set forth in the Pooling and Servicing Agreement, the Servicer shall determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate purchase price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, (x) the scheduled principal balance thereof as of the date of substitution, together with one month's interest on such scheduled principal balance at the applicable Mortgage Interest Rate (minus the Administration Fee Rate (as defined below)), plus (y) all outstanding
Monthly  Advances  and  Servicing  Advances  (including   nonrecoverable
Monthly Advances and nonrecoverable Servicing Advances) related thereto. On the date of such substitution, DBSP will deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the Substitution Shortfall Amount, if any, and the Servicer shall certify in writing to the Trustee that it has received such Substitution Shortfall Amount from DBSP. The Servicer shall remit such Substitution Shortfall Amount to the securities administrator on the next succeeding Servicer Remittance Date.
As used in this Section, the "Administration Fee Rate" means the sum of the rates used to calculate the fees payable to the Servicer and the Master Servicer under the Pooling and Servicing Agreement.

Modification of the Servicing Agreement

7. Only insofar as it relates to the Serviced Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(a)      The following definitions are added to Article I of the Servicing
Agreement:

          "Determination Date": With respect to any Servicer Remittance Date, the Business Day immediately preceding such Servicer Remittance Date.

          "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in June 2006.

          "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

          "Monthly Advance": The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

          "Rating Agencies":  Fitch Ratings,  Moody's Investors Services, Inc.
           and Standard & Poor's Ratings Services, or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee.

          "Securities Administrator": Wells Fargo Bank, National Association or any successor thereto.

          "Third-Party Originator": Each Person, other than a Qualified
           Correspondent, that originated Mortgage Loans acquired by the Seller.

          "Trust": Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
           Series 2006-AF1.

          "Trustee": HSBC Bank USA, National Association a national banking association, or its successor in interest, or any successor trustee.

(b) The definition of "Business Day" is modified by replacing clause (ii) with the following:

       "(ii) a day on which banking institutions in the State of New York, the State of Maryland, the State of Iowa, the State of California, the State of Minnesota, the State in which any Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed."

(c) The definition of "Depositor" is hereby deleted in its entirety and replaced with the following:

        "Depositor": Deutsche Alt-A Securities, Inc.

(d)      The definition of "First Remittance Date" is deleted in its entirety.

(e) The definition of "Master Servicer" is hereby deleted in its entirety and replaced with the following:

         "Master Servicer": Wells Fargo Bank, National Association or any successor thereto.

(f) All references to "Monthly accounting Cut-Off Date" are hereby replaced with "Determination Date".

(g) The definition of "Opinion of Counsel" is hereby deleted in its entirety and replaced with the following:

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of independent counsel; provided, however, any Opinion of Counsel provided by the Servicer pursuant to clause (b) above may be provided by internal counsel; provided that the delivery of such Opinion of Counsel shall not release the Servicer from any of its obligations hereunder and the Servicer shall be responsible for such contemplated actions or inaction, as the case may be, to the extent it conflicts with the terms of this Agreement.

(h) The definition of "Qualified Depository" is hereby amended by deleting the word "or" following the words "Standard & Poor's Ratings Services" and replacing it with "and".

(i) The following language is added to the end of the definition of "REMIC Provisions": "as well as provisions of applicable state laws".

(j) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

           "Servicer Remittance Date: With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs; provided that if such 18th day of a given month is not a Business Day, the Servicer Remittance Date for such month shall be the Business Day immediately preceding such 18th day."

All references to "Remittance Date" set forth in this Agreement are hereby replaced with "Servicer Remittance Date".

(k) The definition of "Servicing Advances" is hereby amended by adding the following language after the phrase "including reasonable attorney's fees and disbursements": "but excluding any fees associated with the registration of any Mortgage Loan on the MERS System as required under Section 4.01".

(l) The definition of "Servicing Fee Rate" is hereby deleted in its entirety and replaced with the following:

         "Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate specified per Mortgage Loan on the Mortgage Loan Schedule."

(m) Section 4.01 is modified by adding the following to the first sentence in the second paragraph after the words "future advances":

                  ", other than Servicing Advances,"

(n) Section 4.01 is modified by adding the following to the second sentence in the second paragraph before the parenthetical:

                  "", reduce or increase the outstanding principal balance"

(o) Section 4.01 is modified by adding the following to the second paragraph, after the third sentence:

           In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between
           (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.

(p) Section 4.01 is modified by deleting the last paragraph from such section and replacing it with the following:

         "Notwithstanding anything to the contrary contained herein, the Servicer shall not waive a Prepayment Penalty except under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Penalty is unenforceable in accordance with applicable law or the collection of such related Prepayment Penalty would otherwise violate applicable law or (iii) the collection of such Prepayment Penalty would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters. In the event the Servicer waives any Prepayment Penalty, other than as set forth in (i), (ii) and (iii) above, the Servicer shall deposit the amount of any such Prepayment Penalty in the Custodial Account for distribution to the Owner on the next Remittance Date."

(q) Section 4.04 (vi) is modified by adding after the word "Sections", "4.01, 5.03".

(r) Section 4.04 is also modified by deleting the "and" at the end of clause (viii), deleting the "." at the end of clause (ix) and adding a "," and adding the following clause: "(x) with respect to each Principal Prepayment an amount (to be paid by the Servicer out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

(s) Section 4.05 is modified by deleting the word "and" at the end of clause (ix), deleting the ".' at the end of clause (x) and adding ";" and adding the following clauses: "(xi) to reimburse itself for expenses incurred and reimbursable to it pursuant to the fees paid to MERS under
Section 4.01; and (xii) to reimburse itself for any Monthly Advance or Servicing Advance previously made by it which the Servicer has determined to be a nonrecoverable Monthly Advance or a nonrecoverable Servicing Advance, as evidenced by the delivery to the Master Servicer of a certificate signed by two officers of the Servicer".

(t) Section 4.16 is modified by deleting the "." from the first sentence in the second paragraph and adding the following: "in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions."

(u) Section 4.16 is further modified by deleting the first sentence from the third paragraph and replacing it with thefollowing: "The Servicer, shall either sell any REO Property by the close of the third calendar year following the calendar year in which the Trust acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Trustee and the Master Servicer an Opinion of Counsel, addressed to the Trustee, the Master Servicer and the Depositor, to the effect that the holding by the Trust of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates issued by the Trust are outstanding."

(v) Section 4.24(a) is modified by inserting ", 9.01(e)(vii)" after "9.01(e)(vi)".

(w) The last paragraph of Section 4.24 is modified by inserting the words "and the other certifications" after the words "assessment of compliance and attestation".

(x) The first paragraph of Section 5.01 is deleted in its entirety and replaced with the following: "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus
(c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date."

(y) The second paragraph of Section 5.01 of the Servicing Agreement is modified by deleting from the first sentence therein the words "second Business Day following the" and by deleting the word "second" from the second sentence therein.

(z) Section 5.02 is deleted in its entirety and replaced with the following:

           "No later than the tenth (10th) calendar day (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, Servicer shall furnish to the Master Servicer a computer tape or data file containing the data specified in Exhibit D, which data shall reflect information from the Due Period immediately preceding the Servicer Remittance Date and such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate remittances made pursuant to this Agreement and provide \ appropriate statements with respect to such remittances.

           No later than the tenth (10th) calendar day (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Servicer Remittance Date (which may be included as part of the computer tape or data file described in the immediately preceding paragraph). Such prepayment report shall include such information with respect to Prepayment Penalties as the Master Servicer may reasonable require in order for it to perform its prepayment verification duties and to issue its findings in a verification report (the "Verification Report"). The Master Servicer shall forward the Verification Report to the Servicer and shall notify the Servicer if the Master Servicer has determined that the Servicer did not deliver the appropriate Prepayment Penalties to the Securities Administrator in accordance with the this Agreement. If the Servicer agrees with the verified amounts, the Servicer shall adjust the immediately succeeding remittance report and the amount remitted to the Securities Administrator with respect to prepayments accordingly. If the Servicer disagrees with the determination of the Master Servicer, the Servicer shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. The Servicer and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and the Servicer will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly. During such time as the Servicer and the Master Servicer are resolving discrepancies with respect to the Prepayment Penalties, no payments in respect of any disputed Prepayment Penalties will be remitted to the Securities Administrator for deposit in the related distribution account established under the Pooling and Servicing Agreement. In connection with its duties, the Master Servicer shall be able to rely solely on the information provided to it by the Servicer in accordance with this Agreement. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Servicer."

(aa)     Section 5.03  "Reserved" is replaced with the following:

           Monthly Advances by Servicer. On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section
           4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, REO Disposition Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

(bb) The first paragraph of Section 6.02 is modified by deleting the words "and may request the release of any Mortgage Loan Documents" and adding the words "and may request that the Owner or its designee release the related Mortgage Loan Documents" in the last line of such paragraph.

(cc) The second paragraph of Section 6.02 is modified by deleting the first sentence in its entirety and replacing it with the following:

          "If the Servicer satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall indemnify the Owner for all related losses"

(dd)     Section 6.04(i) and the number "(ii)" are deleted in their entirety.

(ee) Section 6.04 is modified by replacing each reference to (i) "Owner, any master Servicer and any Depositor" or (ii) "Owner, such master Servicer and such Depositor" therein with the words "Master Servicer".

(ff)     Section 6.05 is deleted in its entirety.

(gg) Section 6.06 is modified by replacing each reference to (i) "Owner, any master Servicer and any Depositor" or (ii) "Owner,such master Servicer and such Depositor" therein with the words "Master Servicer".

(hh) Section 6.06(i) is modified by inserting a quotation mark after the words "Applicable Servicing Criteria".

(ii) Section 6.06(iv) is modified by inserting the words ", and cause each Subservicer and Subcontractor described in clause (iii) above to provide," after the word "deliver".

(jj) Section 6.06(iv) is modified by inserting the words ", signed by the appropriate officer of the Servicer, the related Subservicer or the related Subcontractor, as applicable," after the words "a certification'

(kk) Section 6.06 is modified by adding the following new paragraph after subpart (iv):

          "The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission."

(ll) Section 6.07(i) is modified by inserting the words "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction)" after the words "any compensation to the Servicer".

(mm)     The following paragraph is added to Section 6.09:

         "The Servicer  shall not permit the creation of any  "interests"
          (within the meaning of Section 860G of the Code) in any REMIC. The Servicer shall not enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit a REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code."

(nn) The first paragraph of 9.01(e) is modified by deleting the words "paragraphs (i), (iii) and (vii)" and replacing such words with "paragraphs
(i), (iii) and (viii)".

(oo) The first line of Section 9.01(e)(iv) is modified by deleting the word "its" and replacing such word with "the".

(pp) Section 9.01(e)(iv) is modified by inserting the words "(or cause each Subservicer to)" after the words "the Servicer shall".

(qq) Section 9.01(e)(vii) is modified by deleting such section in its entirety and replacing it with the following:

           "(vii) In addition to such information as the Servicer, as servicer, is obligated to provided pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provided to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                         (A) any material  modifications, extensions or waivers
                of pool asset terms, fees, penalties or payments during the distribution period (Item 1121(a)(11) of Regulation AB);

                         (B) material  breaches of pool asset  representations
                or warranties or transaction covenants (Item 1221(a)(12) of Regulation AB); and

                         (C) information  regarding new asset-backed securities
                issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1221(a)(14) of Regulation AB).

             (viii) The Servicer shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer or the Servicer or such Subservicer's performance hereunder."

(rr) Section 10.01(ii) is modified by inserting the words "(other than as set forth in Section 6.07)" after the words "set forth in this Agreement".

(ss)     Section 10.01(ix) is modified by deleting such section in its entirety.

(tt)     Section 11.02 is modified by deleting such section in its entirety.

(uu) Exhibit D is modified to include the information set forth on Attachment 3 hereto or in such other mutually agreeable format agreed upon between the Servicer and the Master Servicer.

(vv) Exhibit H is modified by deleting such exhibit in its entirety and replacing it with Attachment 4 attached hereto.

Miscellaneous

8. All demands, notices and communications related to the Serviced Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)      In the case of the Servicer,

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention: General Counsel

(b)      In the case of the Master Servicer,

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - DBALT 2006 - AF1
                  Telecopier: (410) 715-2380

(c)      In the case of the Trustee,

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention: Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1

9. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

10. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

11. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

12. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Servicer or Trustee may be merged or consolidated shall, without the requirement for any further writing, be deemed Servicer or Trustee, respectively, hereunder.

13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14. In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Serviced Loans, the terms of this Agreement shall control.

15. For purposes of this Agreement, the Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to the Master Servicer, herein as if it were a direct party to this Agreement.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

          WELLS FARGO BANK, NATIONAL ASSOCIATION
          Servicer

          By: /s/ Laurie McGoogan
          Name: Laurie McGoogan
          Title: Vice President


          HSBC BANK USA, NATIONAL ASSOCIATION
          Trustee for the holders of the Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-AF1
          Mortgage Pass-Through Certificates

          By: /s/ Elena Zheng
          Name: Elena Zheng
          Title: Assistant Vice President
                 HSBC Bank USA, N.A.




ACKNOWLEDGED AND AGREED TO:

DEUTSCHE ALT-A SECURITIES, INC.
Depositor


By: /s/ Susan Valenti
Name: Susan Valenti
Title: Director


By: /s/ Hyung Peak
Name: Hyung Peak
Title: Managing Director



DB STRUCTURED PRODUCTS, INC.
Seller


By: /s/ Susan Valenti
Name: Susan Valenti
Title: Director


By: /s/ Hyung Peak
Name: Hyung Peak
Title: Managing Director



WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer and Securities Administrator


By: /s/ Kristen Ann Cronin
Name: Kristen Ann Cronin
Title: Vice President


(PAGE)

                              ATTACHMENT 1

                             SERVICED LOANS


(PAGE)

                              ATTACHMENT 2

                           SERVICING AGREEMENT


(PAGE)

                               ATTACHMENT 3

                  NEW EXHIBIT D TO THE SERVICING AGREEMENT

                   STANDARD FILE LAYOUT- MASTER SERVICING

Exhibit D-1:Standard File Layout - Master Servicing

---------------------------------------------------------------------------------- --------- ---------------------------------------
Column Name                   Description                                          Decimal   Format Comment
---------------------------------------------------------------------------------- --------- ---------------------------------------
SER_INVESTOR_NBR              A value  assigned by the Servicer to define a group            Text up to 10 digits
                              of loans.
---------------------------------------------------------------------------------- --------- ---------------------------------------
LOAN_NBR                      A unique  identifier  assigned  to each loan by the            Text up to 10 digits
                              investor.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERVICER_LOAN_NBR             A  unique   number   assigned  to  a  loan  by  the            Text up to 10 digits
                              Servicer.  This may be different than the LOAN_NBR.
---------------------------------------------------------------------------------- --------- ---------------------------------------
BORROWER_NAME                 The  borrower  name as received in the file.  It is            Maximum length of 30 (Last, First)
                              not separated by first and last name.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SCHED_PAY_AMT                 Scheduled monthly principal and scheduled  interest     2      No commas(,) or dollar signs ($)
                              payment  that a borrower is  expected  to pay,  P&I
                              constant.
---------------------------------------------------------------------------------- --------- ---------------------------------------
NOTE_INT_RATE                 The loan interest rate as reported by the Servicer.     4      Max length of 6
---------------------------------------------------------------------------------- --------- ---------------------------------------
NET_INT_RATE                  The loan gross  interest  rate less the service fee     4      Max length of 6
                              rate as reported by the Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_FEE_RATE                 The  servicer's  fee rate for a loan as reported by     4      Max length of 6
                              the Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_FEE_AMT                  The  servicer's  fee amount for a loan as  reported     2      No commas(,) or dollar signs ($)
                              by the Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
NEW_PAY_AMT                   The new loan  payment  amount  as  reported  by the     2      No commas(,) or dollar signs ($)
                              Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
NEW_LOAN_RATE                 The new loan rate as reported by the Servicer.          4      Max length of 6
---------------------------------------------------------------------------------- --------- ---------------------------------------
ARM_INDEX_RATE                The  index the  Servicer  is using to  calculate  a     4      Max length of 6
                              forecasted rate.
---------------------------------------------------------------------------------- --------- ---------------------------------------
ACTL_BEG_PRIN_BAL             The  borrower's  actual  principal  balance  at the     2      No commas(,) or dollar signs ($)
                              beginning of the processing cycle.
---------------------------------------------------------------------------------- --------- ---------------------------------------
ACTL_END_PRIN_BAL             The borrower's  actual principal balance at the end     2      No commas(,) or dollar signs ($)
                              of the processing cycle.
---------------------------------------------------------------------------------- --------- ---------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date at the end of  processing  cycle  that the            MM/DD/YYYY
                              borrower's next payment is due to the Servicer,  as
                              reported by Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_CURT_AMT_1               The first curtailment amount to be applied.             2      No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_CURT_DATE_1              The  curtailment  date  associated  with the  first            MM/DD/YYYY
                              curtailment amount.
---------------------------------------------------------------------------------- --------- ---------------------------------------
CURT_ADJ_ AMT_1               The curtailment  interest on the first  curtailment     2      No commas(,) or dollar signs ($)
                              amount, if applicable.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_CURT_AMT_2               The second curtailment amount to be applied.            2      No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_CURT_DATE_2              The  curtailment  date  associated  with the second            MM/DD/YYYY
                              curtailment amount.
---------------------------------------------------------------------------------- --------- ---------------------------------------
CURT_ADJ_ AMT_2               The curtailment  interest on the second curtailment     2      No commas(,) or dollar signs ($)
                              amount, if applicable.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_CURT_AMT_3               The third curtailment amount to be applied.             2      No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------- --------- ---------------------------------------
SERV_CURT_DATE_3              The  curtailment  date  associated  with the  third            MM/DD/YYYY
                              curtailment amount.
---------------------------------------------------------------------------------- --------- ---------------------------------------
CURT_ADJ_AMT_3                The curtailment  interest on the third  curtailment     2      No commas(,) or dollar signs ($)
                              amount, if applicable.
---------------------------------------------------------------------------------- --------- ---------------------------------------
PIF_AMT                       The loan "paid in full"  amount as  reported by the     2      No commas(,) or dollar signs ($)
                              Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
PIF_DATE                      The paid in full date as reported by the Servicer.             MM/DD/YYYY
---------------------------------------------------------------------------------- --------- ---------------------------------------
                                                                                              Action  Code Key: 15=Bankruptcy
ACTION_CODE                   The  standard  FNMA  numeric  code used to indicate             30=Foreclosure, 60=PIF,
                              the default/delinquent status of a particular loan.             63=Substitution, 65=Repurchase,70=REO
---------------------------------------------------------------------------------- --------- ---------------------------------------
INT_ADJ_AMT                   The amount of the interest  adjustment  as reported     2      No commas(,) or dollar signs ($)
                              by the Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SOLDIER_SAILOR_ADJ_AMT        The  Soldier  and  Sailor  Adjustment   amount,  if     2      No commas(,) or dollar signs ($)
                              applicable.
---------------------------------------------------------------------------------- --------- ---------------------------------------
NON_ADV_LOAN_AMT              The Non Recoverable Loan Amount, if applicable.         2      No commas(,) or dollar signs ($)
---------------------------------------------------------------------------------- --------- ---------------------------------------
LOAN_LOSS_AMT                 The amount the  Servicer  is passing as a loss,  if     2      No commas(,) or dollar signs ($)
                              applicable.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SCHED_BEG_PRIN_BAL            The scheduled  outstanding  principal amount due at     2      No commas(,) or dollar signs ($)
                              the  beginning  of  the  cycle  date  to be  passed
                              through to investors.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SCHED_END_PRIN_BAL            The  scheduled  principal  balance due to investors     2      No commas(,) or dollar signs ($)
                              at the end of a processing cycle.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SCHED_PRIN_AMT                The scheduled  principal  amount as reported by the     2      No commas(,) or dollar signs ($)
                              Servicer for the current  cycle -- only  applicable
                              for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------- --------- ---------------------------------------
SCHED_NET_INT                 The  scheduled   gross  interest  amount  less  the     2      No commas(,) or dollar signs ($)
                              service  fee  amount  for  the  current   cycle  as
                              reported  by the  Servicer -- only  applicable  for
                              Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------- --------- ---------------------------------------
ACTL_PRIN_AMT                 The  actual   principal  amount  collected  by  the     2      No commas(,) or dollar signs ($)
                              Servicer  for the current  reporting  cycle -- only
                              applicable for Actual/Actual Loans.
---------------------------------------------------------------------------------- --------- ---------------------------------------
ACTL_NET_INT                  The actual gross  interest  amount less the service     2      No commas(,) or dollar signs ($)
                              fee  amount  for the  current  reporting  cycle  as
                              reported  by the  Servicer -- only  applicable  for
                              Actual/Actual Loans.
---------------------------------------------------------------------------------- --------- ---------------------------------------
PREPAY_PENALTY_ AMT           The  penalty   amount   received  when  a  borrower     2      No commas(,) or dollar signs ($)
                              prepays on his loan as reported by the Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------
PREPAY_PENALTY_ WAIVED        The  prepayment  penalty amount for the loan waived     2      No commas(,) or dollar signs ($)
                              by the servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------

---------------------------------------------------------------------------------- --------- ---------------------------------------
MOD_DATE                      The Effective  Payment Date of the Modification for            MM/DD/YYYY
                              the loan.
---------------------------------------------------------------------------------- --------- ---------------------------------------
MOD_TYPE                      The Modification Type.                                         Varchar - value can be alpha or numeric
---------------------------------------------------------------------------------- --------- ---------------------------------------
DELINQ_P&I_ADVANCE_AMT        The  current  outstanding  principal  and  interest     2      No commas(,) or dollar signs ($)
                              advances made by Servicer.
---------------------------------------------------------------------------------- --------- ---------------------------------------




------------------------------ ---------
Column Name                    Max Size
------------------------------ ---------
SER_INVESTOR_NBR                     20

------------------------------ ---------
LOAN_NBR                             10

------------------------------ ---------
SERVICER_LOAN_NBR                    10

------------------------------ ---------
BORROWER_NAME                        30

------------------------------ ---------
SCHED_PAY_AMT                        11

------------------------------ ---------
NOTE_INT_RATE                         6

------------------------------ ---------
NET_INT_RATE                          6

------------------------------ ---------
SERV_FEE_RATE                         6

------------------------------ ---------
SERV_FEE_AMT                         11

------------------------------ ---------
NEW_PAY_AMT                          11

------------------------------ ---------
NEW_LOAN_RATE                         6

------------------------------ ---------
ARM_INDEX_RATE                        6

------------------------------ ---------
ACTL_BEG_PRIN_BAL                    11

------------------------------ ---------
ACTL_END_PRIN_BAL                    11

------------------------------ ---------
BORR_NEXT_PAY_DUE_DATE               10

------------------------------ ---------
SERV_CURT_AMT_1                      11

------------------------------ ---------
SERV_CURT_DATE_1                     10

------------------------------ ---------
CURT_ADJ_ AMT_1                      11

------------------------------ ---------
SERV_CURT_AMT_2                      11

------------------------------ ---------
SERV_CURT_DATE_2                     10

------------------------------ ---------
CURT_ADJ_ AMT_2                      11

------------------------------ ---------
SERV_CURT_AMT_3                      11

------------------------------ ---------
SERV_CURT_DATE_3                     10

------------------------------ ---------
CURT_ADJ_AMT_3                       11

------------------------------ ---------
PIF_AMT                              11

------------------------------ ---------
PIF_DATE                             10
------------------------------ ---------
ACTION_CODE

------------------------------ ---------
INT_ADJ_AMT                          11

------------------------------ ---------
SOLDIER_SAILOR_ADJ_AMT               11

------------------------------ ---------
NON_ADV_LOAN_AMT                     11

------------------------------ ---------
LOAN_LOSS_AMT                        11

------------------------------ ---------
SCHED_BEG_PRIN_BAL                   11

------------------------------ ---------
SCHED_END_PRIN_BAL                   11

------------------------------ ---------
SCHED_PRIN_AMT                       11

------------------------------ ---------
SCHED_NET_INT                        11

------------------------------ ---------
ACTL_PRIN_AMT                        11

------------------------------ ---------
ACTL_NET_INT                         11

------------------------------ ---------
PREPAY_PENALTY_ AMT                  11

------------------------------ ---------
PREPAY_PENALTY_ WAIVED               11

------------------------------ ---------

------------------------------ ---------
MOD_DATE                             10

------------------------------ ---------
MOD_TYPE                             30

------------------------------ ---------
DELINQ_P&I_ADVANCE_AMT               11

------------------------------ ---------


(page)



            STANDARD FILE LAYOUT- DELINQUENCY REPORTING

Exhibit D-2: Standard File Layout - Delinquency Reporting

Column/Header Name                       Description                                                  Decimal    Format Comment

SERVICER_LOAN_NBR                 A unique  number  assigned  to a loan by the  Servicer.  This may be different than the LOAN_NBR
LOAN_NBR                          A unique identifier assigned to each loan by the originator.
CLIENT_NBR                        Servicer Client Number
SERV_INVESTOR_NBR                 Contains a unique number as assigned by an external  servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME               First Name of the Borrower.
BORROWER_LAST_NAME                Last name of the borrower.
PROP_ADDRESS                      Street Name and Number of Property
PROP_STATE                        The state where the  property located.
PROP_ZIP                          Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE            The  date  that the  borrower's  next  payment  is due to the                   MM/DD/YYYY
                                  servicer  at the end of  processing  cycle,  as  reported  by
                                  Servicer.
LOAN_TYPE                         Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE             The date a particular bankruptcy claim was filed.                               MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE           The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR               The case  number  assigned  by the  court  to the  bankruptcy filing.
POST_PETITION_DUE_DATE            The payment due date once the  bankruptcy  has been  approved                   MM/DD/YYYY
                                  by the courts
BANKRUPTCY_DCHRG_DISM_DATE        The Date The  Loan Is  Removed  From  Bankruptcy.  Either  by                   MM/DD/YYYY
                                  Dismissal,   Discharged   and/or  a  Motion  For  Relief  Was
                                  Granted.
LOSS_MIT_APPR_DATE                The Date The Loss Mitigation Was Approved By The Servicer                       MM/DD/YYYY
LOSS_MIT_TYPE                     The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE            The Date The Loss Mitigation /Plan Is Scheduled To End/Close                    MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE            The Date The Loss Mitigation Is Actually Completed                              MM/DD/YYYY
FRCLSR_APPROVED_DATE              The  date  DA  Admin  sends a  letter  to the  servicer  with                   MM/DD/YYYY
                                  instructions to begin foreclosure proceedings.
ATTORNEY_REFERRAL_DATE            Date File Was Referred To Attorney to Pursue Foreclosure                        MM/DD/YYYY
FIRST_LEGAL_DATE                  Notice of 1st legal  filed by an  Attorney  in a  Foreclosure                   MM/DD/YYYY
                                  Action
FRCLSR_SALE_EXPECTED_DATE         The date by which a foreclosure sale is expected to occur.                      MM/DD/YYYY
FRCLSR_SALE_DATE                  The actual date of the foreclosure sale.                                        MM/DD/YYYY
FRCLSR_SALE_AMT                   The amount a property sold for at the foreclosure sale.                2        No  commas(,) or
                                                                                                                  dollar signs ($)
EVICTION_START_DATE               The date the servicer initiates eviction of the borrower.                       MM/DD/YYYY
EVICTION_COMPLETED_DATE           The date the court revokes  legal  possession of the property                   MM/DD/YYYY
                                  from the borrower.
LIST_PRICE                        The price at which an REO property is marketed.                        2        No commas(,) or
                                                                                                                  dollar signs ($)
LIST_DATE                         The date an REO property is listed at a particular price.                       MM/DD/YYYY
OFFER_AMT                         The dollar value of an offer for an REO property.                      2        No commas(,) or
                                                                                                                  dollar signs ($)
OFFER_DATE_TIME                   The date an offer is received by DA Admin or by the Servicer.                   MM/DD/YYYY
REO_CLOSING_DATE                  The date the REO sale of the property is scheduled to close.                    MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE           Actual Date Of REO Sale                                                         MM/DD/YYYY
OCCUPANT_CODE                     Classification of how the property is occupied.
PROP_CONDITION_CODE               A code that indicates the condition of the property.
PROP_INSPECTION_DATE              The date a  property inspection is performed.                                   MM/DD/YYYY
APPRAISAL_DATE                    The date the appraisal was done.                                                MM/DD/YYYY
CURR_PROP_VAL                     The current "as is" value of the  property  based on brokers          2
                                  price opinion or appraisal.
REPAIRED_PROP_VAL                 The  amount  the  property  would  be worth  if  repairs  are         2
                                  completed pursuant to a broker's price opinion or appraisal.
If applicable:

DELINQ_STATUS_CODE                FNMA Code Describing Status of Loan
DELINQ_REASON_CODE                The  circumstances  which caused a borrower to stop paying on a  loan.  Code  indicates  the  reason  why  the  loan  is in default for this cycle.
MI_CLAIM_FILED_DATE               Date  Mortgage   Insurance  Claim  Was  Filed  With  Mortgage                    MM/DD/YYYY
                                  Insurance Company.
MI_CLAIM_AMT                      Amount of Mortgage Insurance Claim Filed                                         No commas(,) or
                                                                                                                   dollar signs ($)
MI_CLAIM_PAID_DATE                Date Mortgage Insurance Company Disbursed Claim Payment                          MM/DD/YYYY
MI_CLAIM_AMT_PAID                 Amount Mortgage Insurance Company Paid On Claim                       2          No commas(,) or
                                                                                                                   dollar signs ($)
POOL_CLAIM_FILED_DATE             Date Claim Was Filed With Pool Insurance Company                                 MM/DD/YYYY
POOL_CLAIM_AMT                    Amount of Claim Filed With Pool Insurance Company                     2          No commas(,) or
                                                                                                                   dollar signs ($)
POOL_CLAIM_PAID_DATE              Date Claim Was  Settled  and The Check Was Issued By The Pool                    MM/DD/YYYY
                                  Insurer
POOL_CLAIM_AMT_PAID               Amount Paid On Claim By Pool Insurance Company                        2          No commas(,) or
                                                                                                                   dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE       Date FHA Part A Claim Was Filed With HUD                                         MM/DD/YYYY
FHA_PART_A_CLAIM_AMT              Amount of FHA Part A Claim Filed                                     2           No commas(,) or
                                                                                                                   dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE        Date HUD Disbursed Part A Claim Payment                                          MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT         Amount HUD Paid on Part A Claim                                      2           No commas(,) or
                                                                                                                   dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE       Date FHA Part B Claim Was Filed With HUD                                         MM/DD/YYYY
FHA_PART_B_CLAIM_AMT              Amount of FHA Part B Claim Filed                                    2            No commas(,) or
                                                                                                                   dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE        Date HUD Disbursed Part B Claim Payment                                          MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT         Amount HUD Paid on Part B Claim                                      2           No commas(,) or
                                                                                                                   dollar signs ($)
VA_CLAIM_FILED_DATE               Date VA Claim Was Filed With the Veterans Admin                                  MM/DD/YYYY
VA_CLAIM_PAID_DATE                Date Veterans Admin. Disbursed VA Claim Payment                                  MM/DD/YYYY
VA_CLAIM_PAID_AMT                 Amount Veterans Admin. Paid on VA Claim                              2           No commas(,) or
                                                                                                                   dollar signs ($)


(page)


Exhibit D-3: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
          [ ]  ASUM-     Approved Assumption
          [ ]  BAP-      Borrower Assistance Program
          [ ]  CO-       Charge Off
          [ ]  DIL-      Deed-in-Lieu
          [ ]  FFA-      Formal Forbearance Agreement
          [ ]  MOD-      Loan Modification
          [ ]  PRE-      Pre-Sale
          [ ]  SS-       Short Sale
          [ ]  MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
          [ ]  Mortgagor
          [ ]  Tenant
          [ ]  Unknown
          [ ]  Vacant

The Property Condition field should show the last reported condition of the property as follows:
          [ ]  Damaged
          [ ]  Excellent
          [ ]  Fair
          [ ]  Gone
          [ ]  Good
          [ ]  Poor
          [ ]  Special Hazard
          [ ]  Unknown

(page)

Exhibit D-3: Standard File Codes - Delinquency Reporting, Continued


The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

   ------------------------ ------------------------------------------------
   Delinquency Code         Delinquency Description
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   001                      FNMA-Death of principal mortgagor
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   002                      FNMA-Illness of principal mortgagor
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   003                      FNMA-Illness of mortgagor's family member
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   004                      FNMA-Death of mortgagor's family member
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   005                      FNMA-Marital difficulties
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   006                      FNMA-Curtailment of income
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   007                      FNMA-Excessive Obligation
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   008                      FNMA-Abandonment of property
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   009                      FNMA-Distant employee transfer
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   011                      FNMA-Property problem
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   012                      FNMA-Inability to sell property
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   013                      FNMA-Inability to rent property
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   014                      FNMA-Military Service
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   015                      FNMA-Other
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   016                      FNMA-Unemployment
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   017                      FNMA-Business failure
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   019                      FNMA-Casualty loss
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   022                      FNMA-Energy environment costs
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   023                      FNMA-Servicing problems
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   026                      FNMA-Payment adjustment
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   027                      FNMA-Payment dispute
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   029                      FNMA-Transfer of ownership pending
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   030                      FNMA-Fraud
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   031                      FNMA-Unable to contact borrower
   ------------------------ ------------------------------------------------
   ------------------------ ------------------------------------------------
   INC                      FNMA-Incarceration
   ------------------------ ------------------------------------------------


(page)

Exhibit D-3: Standard File Codes - Delinquency Reporting, Continued


The FNMA Delinquent Status Code field should show the Status of Default as follows:

   ------------------------ -------------------------------------------------
         Status Code        Status Description
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             09             Forbearance
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             17             Pre-foreclosure Sale Closing Plan Accepted
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             24             Government Seizure
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             26             Refinance
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             27             Assumption
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             28             Modification
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             29             Charge-Off
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             30             Third Party Sale
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             31             Probate
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             32             Military Indulgence
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             43             Foreclosure Started
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             44             Deed-in-Lieu Started
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             49             Assignment Completed
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             61             Second Lien Considerations
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             62             Veteran's Affairs-No Bid
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             63             Veteran's Affairs-Refund
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             64             Veteran's Affairs-Buydown
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             65             Chapter 7 Bankruptcy
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             66             Chapter 11 Bankruptcy
   ------------------------ -------------------------------------------------
   ------------------------ -------------------------------------------------
             67             Chapter 13 Bankruptcy
   ------------------------ -------------------------------------------------


(page)


Exhibit D-4: Calculation of Realized Loss/Gain Form 332 - Instruction Sheet
        NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable.  Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                   *  For escrow advances - complete payment history
                      (to calculate advances from last positive escrow balance forward)

                  * Other expenses - copies of corporate advance history showing all payments

                  *  REO repairs > $1500 require explanation

                  *  REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                  *  Unusual or extraordinary items may require further
                   documentation.

         13.  The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable.  Required documentation:

                  * Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                     Letter of Proceeds Breakdown.

                  *  Copy of EOB for any MI or gov't guarantee

                  *  All other credits need to be clearly defined on the 332 form

         22. The total of lines 14 through 21.

         Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23. The total derived from  subtracting line 22 from 13. If the amount
         represents a realized gain, show the amount in parenthesis (   ).

(page)


Exhibit D-4A: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________   Date:  ____________________________
         Phone:  ________________________   Email Address:_____________________

----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------


 WELLS FARGO BANK, N.A. Loan No._____________________________

 Borrower's Name: _________________________________________________________
 Property Address: _________________________________________________________

 Liquidation Type:  REO Sale     3rd Party Sale      Short Sale      Charge Off

 Was this loan granted a Bankruptcy deficiency or cramdown      Yes      No
 If "Yes", provide deficiency or cramdown amount ______________________________

 Liquidation and Acquisition Expenses:
 (1)  Actual Unpaid Principal Balance of Mortgage Loan    $ ______________ (1)
 (2)  Interest accrued at Net Rate                         ________________(2)
 (3)  Accrued Servicing Fees                               ________________(3)
 (4)  Attorney's Fees                                      ________________(4)
 (5)  Taxes (see page 2)                                   ________________(5)
 (6)  Property Maintenance                                 _______________ (6)
 (7)  MI/Hazard Insurance Premiums (see page 2)            ________________(7)
 (8)  Utility Expenses                                     ________________(8)
 (9)  Appraisal/BPO                                        ________________(9)
 (10) Property Inspections                                 ________________(10)
 (11) FC Costs/Other Legal Expenses                        ________________(11)
 (12) Other (itemize)                                      ________________(12)
          Cash for Keys__________________________          ________________(12)
          HOA/Condo Fees________________________           ________________(12)
          _______________________________________          ________________(12)

          Total Expenses                                  $ _______________(13)

Credits:
 (14) Escrow Balance                                      $ _______________(14)
 (15) HIP Refund                                          ________________ (15)
 (16) Rental Receipts                                     ________________ (16)
 (17) Hazard Loss Proceeds                                ________________ (17)
 (18) Primary Mortgage Insurance / Gov't Insurance        ________________ (18a)

 HUD Part A
                                                          _________________(18b)
 HUD Part B
 (19) Pool Insurance Proceeds                             ________________ (19)
 (20) Proceeds from Sale of Acquired Property             ________________ (20)
 (21) Other (itemize)                                     ________________ (21)
          _________________________________________       ________________ (21)

          Total Credits                                   $________________(22)
 Total Realized Loss (or Amount of Gain)                  $________________(23)


(page)



Escrow Disbursement Detail

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
                                      Coverage
   (Tax /Ins.)
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------



(page)



                         ATTACHMENT 4

            NEW EXHIBIT H TO THE SERVICING AGREEMENT

               SERVICING CRITERIA TO BE ADDRESSED
                   IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company][Name of Subservicer] shall address, as a minimum, the criteria identified below as "Applicable Servicing Criteria"

------------------ ------------------------------------------------------------------------------
Reg AB Reference                                Servicing Criteria

------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                         General Servicing Considerations
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(1)(ii)     If any  material  servicing  activities  are  outsourced  to  third  parties,
                   policies  and   procedures  are  instituted  to  monitor  the  third  party's performance and compliance with such servicing activities.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any  requirements  in  the  transaction  agreements  to  maintain  a  back-up
1122(d)(1)(iii)    servicer for the mortgage loans are maintained.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity  bond and errors  and  omissions  policy is in effect on the party participating  in the servicing  function  throughout the reporting period in the amount of  coverage  required by and  otherwise  in  accordance  with the terms of the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                        Cash Collection and Administration
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate  custodial bank accounts and related bank  clearing  accounts no more than two business  days following receipt,  or such other number of days specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Disbursements  made  via wire  transfer  on  behalf  of an  obligor  or to an
1122(d)(2)(ii)     investor are made only by authorized personnel.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Advances  of  funds  or  guarantees  regarding  collections,  cash  flows  or distributions,  and any interest or other fees charged for such advances, are
1122(d)(2)(iii)    made, reviewed and approved as specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   The related  accounts for the  transaction,  such as cash reserve accounts or accounts  established  as a form  of  overcollateralization,  are  separately maintained  (e.g.,  with respect to  commingling of cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Each  custodial  account is  maintained  at a  federally  insured  depository institution as set forth in the transaction agreements.  For purposes of this criterion,  "federally  insured  depository  institution"  with  respect to a foreign  financial  institution  means a foreign  financial  institution that
1122(d)(2)(v)      meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations  are  prepared  on  a  monthly  basis  for  all  asset-backed securities  related bank accounts,  including  custodial accounts and related
                   bank  clearing  accounts.   These   reconciliations  are  (A)  mathematically
                   accurate;  (B)  prepared  within 30  calendar  days after the bank  statement cutoff  date,  or such  other  number of days  specified  in the  transaction agreements;  (C) reviewed  and approved by someone  other than the person who prepared the  reconciliation;  and (D) contain  explanations  for reconciling items.  These reconciling items are resolved within 90 calendar days of their original  identification,  or such  other  number  of days  specified  in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                        Investor Remittances and Reporting
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors,  including those to be filed with the  Commission,  are maintained in  accordance  with the  transaction  agreements  and  applicable
                   Commission  requirements.  Specifically,  such  reports  (A) are  prepared in accordance  with  timeframes  and other  terms  set forth in the  transaction agreements;  (B) provide information  calculated in accordance with the terms specified in the  transaction  agreements;  (C) are filed with the Commission as required by its rules and  regulations;  and (D) agree with  investors' or the trustee's  records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Amounts due to  investors  are  allocated  and  remitted in  accordance  with
                   timeframes,   distribution   priority  and  other  terms  set  forth  in  the
1122(d)(3)(ii)     transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Disbursements  made to an investor are posted within two business days to the
                   Servicer's  investor  records,  or such other number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Amounts  remitted to investors per the investor  reports agree with cancelled
1122(d)(3)(iv)     checks, or other form of payment, or custodial bank statements.
------------------ ------------------------------------------------------------------------------

------------------ ------------------------------------------------------------------------------
Reg AB Reference                                Servicing Criteria

------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                             Pool Asset Administration
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral  or security on mortgage  loans is  maintained  as required by the transaction agreements or related mortgage loan documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Mortgage  loan and  related  documents  are  safeguarded  as  required by the
1122(d)(4)(ii)     transaction agreements
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any  additions,  removals  or  substitutions  to the  asset  pool  are  made, reviewed and approved in accordance  with any conditions or  requirements  in
1122(d)(4)(iii)    the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Payments on mortgage  loans,  including any payoffs,  made in accordance with the related  mortgage  loan  documents are posted to the  Servicer's  obligor records  maintained  no more than two business  days after  receipt,  or such other number of days specified in the transaction  agreements,  and allocated to principal,  interest or other items (e.g.,  escrow) in accordance with the
1122(d)(4)(iv)     related mortgage loan documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   The  Servicer's   records   regarding  the  mortgage  loans  agree  with  the
1122(d)(4)(v)      Servicer's records with respect to an obligor's unpaid principal balance.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Changes with respect to the terms or status of an  obligor's  mortgage  loans
                   (e.g.,  loan  modifications or re-agings) are made,  reviewed and approved by authorized  personnel  in  accordance  with the  transaction  agreements  and
1122(d)(4)(vi)     related pool asset documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Loss mitigation or recovery actions (e.g.,  forbearance plans,  modifications and  deeds  in  lieu  of  foreclosure,  foreclosures  and  repossessions,  as applicable)  are  initiated,  conducted and concluded in accordance  with the
1122(d)(4)(vii)    timeframes or other requirements established by the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Records  documenting  collection  efforts are maintained  during the period a mortgage loan is delinquent in accordance  with the  transaction  agreements.
                   Such  records  are  maintained  on at least a monthly  basis,  or such  other period  specified in the  transaction  agreements,  and describe the entity's activities in monitoring  delinquent  mortgage loans including,  for example,
                   phone  calls,   letters  and  payment   rescheduling  plans  in  cases  where
1122(d)(4)(viii)   delinquency is deemed temporary (e.g., illness or unemployment).
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Adjustments  to  interest  rates or rates of return for  mortgage  loans with
1122(d)(4)(ix)     variable rates are computed based on the related mortgage loan documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Regarding any funds held in trust for an obligor  (such as escrow  accounts):
                   (A) such funds are analyzed,  in accordance with the obligor's  mortgage loan documents,  on at least an annual  basis,  or such other period  specified in the transaction agreements;  (B) interest on such funds is paid, or credited, to obligors in accordance with  applicable  mortgage loan documents and state laws;  and (C) such funds are returned to the obligor within 30 calendar days of full  repayment  of the related  mortgage  loans,  or such other number of
1122(d)(4)(x)      days specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Payments  made on behalf of an obligor  (such as tax or  insurance  payments)
                   are made on or before the related  penalty or expiration  dates, as indicated
                   on the  appropriate  bills or notices for such  payments,  provided that such support has been  received by the servicer at least 30 calendar days prior to these  dates,  or such  other  number of days  specified  in the  transaction
1122(d)(4)(xi)     agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any late  payment  penalties  in  connection  with any  payment to be made on behalf of an obligor  are paid from the  Servicer's  funds and not charged to the  obligor,  unless  the late  payment  was due to the  obligor's  error or
1122(d)(4)(xii)    omission.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Disbursements  made on behalf of an obligor  are posted  within two  business days to the  obligor's  records  maintained  by the  servicer,  or such other
1122(d)(4)(xiii)   number of days specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Delinquencies,  charge-offs  and  uncollectible  accounts are  recognized and
1122(d)(4)(xiv)    recorded in accordance with the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any external  enhancement  or other  support,  identified in Item  1114(a)(1)
                   through (3) or Item 1115 of Regulation  AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ------------------------------------------------------------------------------



------------------  ------------------- -------------------
Reg AB Reference        Applicable         Inapplicable
                    Servicing Criteria  Servicing Criteria
------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(i)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(ii)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(iii)                                 X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(iv)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(ii)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(iii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(iv)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(v)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(vi)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(vii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
                            X

1122(d)(3)(ii)
------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(iii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(iv)              X

------------------  ------------------- -------------------

------------------  ------------------- -------------------
Reg AB Reference        Applicable         Inapplicable
                    Servicing Criteria  Servicing Criteria
------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(ii)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(iii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(iv)              X
------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(v)               X
------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(vi)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(vii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(viii)            X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(ix)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(x)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xi)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xiii)            X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xiv)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xv)                                  X

------------------  ------------------- -------------------




(page)



                            ATTACHMENT 5

                            AFFILIATIONS


The Servicer is affiliated with the Master Servicer, Securities Administrator and a custodian for this transaction.